UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Unconstrained Income Fund (formerly DWS Strategic Income Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
16 Investment Portfolio
40 Statement of Assets and Liabilities
42 Statement of Operations
43 Statement of Changes in Net Assets
44 Financial Highlights
48 Notes to Financial Statements
66 Report of Independent Registered Public Accounting Firm
67 Tax Information
68 Investment Management Agreement Approval
73 Summary of Management Fee Evaluation by Independent Fee Consultant
77 Board Members and Officers
82 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund was known as DWS Strategic Income Fund up until September 22, 2011, when the fund's investment objective and strategy also changed. The most significant change was that we would not be constrained in the management of the fund relative to an index, and that we may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings. We believe this approach gives us more latitude to take advantage of tactical opportunities in the global bond market.

The global bond market showed two very different faces to investors during the past 12 months ending October 31, 2011. The first was the positive market environment that existed from the beginning of the fund's annual period through the end of April. During this time, a backdrop of low short-term interest rates, sturdy economic growth and elevated investor risk appetites led to underperformance for U.S. Treasuries and boosted the returns of the non-Treasury "spread sectors," such as corporate, high-yield and emerging-markets bonds.1

During the latter half of the reporting period, the situation reversed dramatically. The sudden emergence of concerns about economic growth, together with renewed worries about the European debt crisis, led to substantial disruptions in the global financial markets. Investors' aversion to risk rose dramatically, contributing to underperformance for higher-risk assets and sparking a flight into Treasuries. The result was a plunge in Treasury yields to all-time lows (as prices soared) and substantial underperformance for the lower-rated issues within the investment-grade corporate, high-yield and emerging-markets segments.

The fund, which was heavily weighted in the spread sectors and held only a small position in U.S. Treasuries during the reporting period, outpaced the Barclays Capital U.S. Aggregate Bond Index in the first half of the period, but underperformed once the non-Treasury market segments began to weaken later in the period.2 Largely as a result of this second half underperformance, the Class A shares of the fund returned 2.15% for the 12-month period ended October 31, 2011 and trailed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index, the fund's benchmark.

Performance Attribution

The primary reason for the fund's underperformance was its underweight in U.S. Treasuries, which performed much better than the other segments of the bond market thanks to their rally in the late summer and early autumn.3 The fund held an average weighting of 4% in Treasuries, while the benchmark had a weighting of over 37%. The difference in the Treasury weighting is less pronounced relative to our Morningstar peer group — MultiSector Bond Funds — where the average return for the one-year period ended October 31, 2011 of the 246 funds in the category was 3.02%.4

The shifting market backdrop had the most notable impact in our investment-grade corporate and high-yield bond allocations, which were weighted at 10% and 50% of assets, respectively, as of October 31, 2011. During the first half of the period, these segments performed very well as investors' heightened risk appetites fueled a continued search for yield. However, in the latter part of the period — particularly August and September — both asset classes sold off, weighing on the fund's relative performance. Similarly, the fund's positions in commercial mortgage-backed securities (2% of assets as of October 31, 2011) helped performance for much of the period but detracted later on. On a net basis, however, our positioning in CMBS's added value over the full year.5

We reduced the fund's weighting in corporate bonds — particularly those issued by companies in the financial sector — late in the period and redeployed the proceeds into Treasuries and mortgage-backed securities. In addition, we repositioned the fund's high-yield segment by reducing our weighting in lower-rated issues — mostly those rated CCC — in favor of higher-rated issues.6 We believed this was the prudent approach given the potential downside risks that were weighing on the markets as the period drew to a close.

The story was similar in the emerging markets — the fund's positions added quite a bit of value in the first nine months of the period, detracted significantly amid the sell-off in higher-risk assets and made a modest contribution to performance in total. The leading contributors among the fund's emerging-markets positions were bonds issued by Venezuela, Turkey and the Russian telecommunications company VimpelCom Holdings BV. The largest detractors were the bonds issued by economically sensitive companies such as the cement producer Cemex,* the mining company Southern Copper Corp. and the cement company, Votorantim Cimentas.

The most important development in this portion of the portfolio was our decision to take greater advantage of the opportunities in emerging-markets corporate debt, where we can invest in the bonds of financially strong companies at meaningfully higher yields than what is available in the debt issued by countries. At its peak in July, our weighting in emerging-markets corporate bonds stood at about 50% of the assets in the fund's emerging-markets segment. While we reduced our weighting in corporates late in the period, we believe the asset class is an excellent way to pick up added yield on a longer-term basis.

In the emerging-markets government bond arena, we found during the reporting period that the opportunities in Latin America were superior to those in the Asia and Europe/Middle East/Africa regions. We favored the countries that we believe would hold up well when market performance is weak. Overall, we believe this segment of the portfolio, which was weighted at 15% as of October 31, 2011, provided diversification and exposure to developing countries.

The fund's developed-market international allocation, which stood at 7% of assets at the close of the period, detracted from performance during the year. Although our holdings in foreign corporate bonds added value, this was more than offset by the negative impact of our various tactical positions in Greece.

Our only developed-market international holdings at the close of the period were government bonds issued by Great Britain, Germany and Canada. These investments generally performed well late in the reporting period, but had a limited impact on the fund's overall return for the period.

Our currency positioning — which was tilted in favor of the U.S. dollar — was a modest detractor from performance. While the dollar stabilized amid heightened investor risk aversion in the late summer/early autumn period, it nonetheless finished slightly lower against the euro and other major world currencies.

As part of our approach, we seek to enhance total returns by employing a Global Tactical Asset Allocation (GTAA) overlay strategy. This strategy seeks to identify the relative values among the global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed-income futures and currency forward contracts. This strategy detracted from performance during the past 12-month period ending October 31, 2011.

Outlook and Positioning

A number of positive factors remain in place, including low short-term interest rates, a steady credit outlook for U.S. corporations and slow, steady global growth. At the same time, however, a number of risks continue to overhang the markets, including the U.S. budget debate, the evolution of the European debt crisis, turmoil in the Middle East and the ability of China to manage inflation without bringing about a "hard landing" in economic growth. We will be watching these potential risks closely in the months ahead.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Unconstrained Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated to the fund's GTAA overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Gary Russell, CFA

Lead Portfolio Manager, Deutsche Investment Management Americas Inc.

William Chepolis, CFA

John D. Ryan

Ohn Choe. CFA

Darwei Kung

Philip G. Condon

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi

Robert Wang

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Spread sectors include all non-U.S. Treasury investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the fund holds a higher weighting.

4 Ranked 135 in the Morningstar MultiSector Bond Funds category over the three-year period (Class A shares, as of 10/31/11, based on total returns out of 188 funds). Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of October 31, 2011, Class A shares of DWS Unconstrained Income Fund were ranked as follows in the Morningstar MultiSector Bond Funds category: 1-year [189/246]; 3-year [135/188]; 5-year [75/150]; 10-year [44/106]. Rankings are based on a fund's total return.

5 Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

6 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

* Not held in the portfolio as of October 31, 2011.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	2.15%	13.52%	6.07%	7.58%
Class B	1.27%	12.59%	5.21%	6.71%
Class C	1.39%	12.69%	5.25%	6.77%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.66%	12.47%	5.48%	7.28%
Class B (max 4.00% CDSC)	-1.63%	12.07%	5.05%	6.71%
Class C (max 1.00% CDSC)	1.39%	12.69%	5.25%	6.77%
No Sales Charges					Life of Class S*
Class S	2.32%	13.75%	6.29%	N/A	6.00%
Barclays Capital U.S. Aggregate Bond Index+	5.00%	8.87%	6.41%	5.46%	5.56%
Barclays Capital U.S. Government/Credit Index++	5.26%	9.38%	6.41%	5.49%	5.48%

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated September 22, 2011 are 1.08%, 1.92%, 1.84% and 0.92% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Unconstrained Income Fund — Class A [] Barclays Capital U.S. Aggregate Bond Index+ [] Barclays Capital U.S. Government/Credit Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. On September 21, 2011, the Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Government/Credit Index as the fund's benchmark index because portfolio management believes that it better reflects the fund's current investment strategy.

++ The Barclays Capital U.S. Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/11	$4.71	$4.71	$4.74	$4.71
10/31/10	$4.85	$4.86	$4.89	$4.86
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.25	$.21	$.22	$.26
October Income Dividend	$.0213	$.0178	$.0184	$.0220
SEC 30-day Yield as of 10/31/11+++	5.10%	4.39%	4.49%	5.27%
Current Annualized Distribution Rate as of 10/31/11+++	5.43%	4.54%	4.66%	5.61%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.08%, 4.38%, 4.48% and 5.25% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.41%, 4.53%, 4.65% and 5.59% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — MultiSector Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	189	of	246	76
3-Year	135	of	188	71
5-Year	75	of	150	50
10-Year	44	of	106	41
Class B 1-Year	207	of	246	84
3-Year	157	of	188	83
5-Year	109	of	150	72
10-Year	72	of	106	67
Class C 1-Year	205	of	246	83
3-Year	155	of	188	82
5-Year	106	of	150	70
10-Year	70	of	106	66
Class S 1-Year	182	of	246	74
3-Year	125	of	188	66
5-Year	67	of	150	44

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$993.70	$987.20	$988.00	$992.40
Expenses Paid per $1,000*	$5.23	$9.42	$8.97	$4.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.96	$1,015.73	$1,016.18	$1,020.72
Expenses Paid per $1,000*	$5.30	$9.55	$9.10	$4.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Unconstrained Income Fund	1.04%	1.88%	1.79%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Corporate Bonds	62%	62%
Government & Agency Obligations	16%	19%
Collateralized Mortgage Obligations	5%	4%
Cash Equivalents	5%	4%
Loan Participations and Assignments*	5%	6%
Convertible Bonds	3%	0%
Commercial Mortgage-Backed Securities	2%	2%
Municipal Bonds and Notes	1%	—
Preferred Securities	1%	1%
Mortgage-Backed Securities Pass-Throughs	—	2%
	100%	100%

Quality (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/11	10/31/10

AAA	1%	18%
AA	14%	2%
A	7%	5%
BBB	15%	14%
BB	20%	16%
B	30%	30%
CCC and CC	9%	10%
Not Rated	4%	5%
	100%	100%

* Includes DWS Floating Rate Fund "Institutional."

Asset allocation is subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	9.1 years	7.0 years
Effective Duration	6.8 years	4.4 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 60.6%
Consumer Discretionary 8.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		225,000	222,750
8.75%, 6/1/2019		535,000	565,762
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		95,000	103,075
American Achievement Corp., 144A, 10.875%, 4/15/2016		275,000	228,250
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		465,000	460,350
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		555,000	553,612
9.625%, 3/15/2018		240,000	250,800
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		545,000	564,075
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	67,925
8.0%, 4/15/2020		65,000	68,575
Caesar's Entertainment Operating Co., Inc., 11.25%, 6/1/2017		1,610,000	1,722,700
CCO Holdings LLC:
6.5%, 4/30/2021		1,320,000	1,320,000
7.0%, 1/15/2019		125,000	129,688
7.25%, 10/30/2017		520,000	543,400
7.875%, 4/30/2018		220,000	234,300
8.125%, 4/30/2020		145,000	156,963
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,585,000	1,656,325
Clear Channel Communications, Inc., 9.0%, 3/1/2021		145,000	129,050
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		80,000	86,400
Series B, 9.25%, 12/15/2017		125,000	135,625
Crown Media Holdings, Inc., 144A, 10.5%, 7/15/2019		325,000	338,000
CSC Holdings LLC, 8.5%, 6/15/2015		710,000	770,350
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019 (b)		145,000	133,400
DISH DBS Corp.:
6.625%, 10/1/2014		335,000	349,238
6.75%, 6/1/2021		55,000	56,788
7.125%, 2/1/2016		620,000	658,750
EH Holding Corp., 144A, 7.625%, 6/15/2021		245,000	253,575
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		270,000	338
Ford Motor Co., 7.45%, 7/16/2031		370,000	440,300
Gannett Co., Inc., 9.375%, 11/15/2017		240,000	259,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		235,000	235,000
Hertz Corp.:
6.75%, 4/15/2019		680,000	693,600
7.5%, 10/15/2018		905,000	943,462
8.875%, 1/1/2014		133,000	134,330
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		905,000	941,200
Kohl's Corp., 4.0%, 11/1/2021		525,000	537,572
Lear Corp.:
7.875%, 3/15/2018		220,000	237,050
8.125%, 3/15/2020		220,000	240,900
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		365,000	373,212
Limited Brands, Inc., 7.0%, 5/1/2020		120,000	127,800
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		580,000	584,350
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		45,000	52,144
Mediacom Broadband LLC, 8.5%, 10/15/2015		635,000	654,050
Mediacom LLC, 9.125%, 8/15/2019		200,000	210,500
MGM Resorts International:
7.625%, 1/15/2017		585,000	544,050
9.0%, 3/15/2020		460,000	508,300
10.375%, 5/15/2014		195,000	217,425
11.125%, 11/15/2017		245,000	278,075
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		140,000	148,750
National CineMedia LLC, 7.875%, 7/15/2021		275,000	277,750
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		155,000	161,200
Norcraft Companies LP, 10.5%, 12/15/2015		520,000	501,800
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		430,000	421,400
Penske Automotive Group, Inc., 7.75%, 12/15/2016		880,000	902,000
PVH Corp., 7.375%, 5/15/2020		150,000	162,750
Regal Entertainment Group, 9.125%, 8/15/2018		190,000	203,300
Sabre Holdings Corp., 8.35%, 3/15/2016		335,000	276,375
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		280,000	291,200
144A, 7.804%, 10/1/2020		350,000	338,079
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		400,000	386,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		915,000	1,013,362
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		525,000	546,000
Standard Pacific Corp.:
8.375%, 5/15/2018		605,000	583,825
10.75%, 9/15/2016		430,000	445,050
Time Warner Cable, Inc., 4.0%, 9/1/2021		1,250,000	1,280,111
Time Warner, Inc., 4.0%, 1/15/2022		860,000	882,149
Toys "R" Us, Inc., 7.375%, 10/15/2018		270,000	248,400
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		195,000	197,925
Travelport LLC:
9.0%, 3/1/2016		230,000	149,500
11.875%, 9/1/2016		135,000	52,650
UCI International, Inc., 8.625%, 2/15/2019		130,000	128,050
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	455,000	667,359
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,155,000	1,230,075
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	58,500
144A, 7.875%, 11/1/2020		135,000	136,350
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	535,000	729,175
144A, 9.75%, 4/15/2018	EUR	445,000	646,534
Valassis Communications, Inc., 6.625%, 2/1/2021		190,000	180,500
Videotron Ltd., 9.125%, 4/15/2018		225,000	247,500
Visteon Corp., 144A, 6.75%, 4/15/2019		455,000	441,350
Wyndham Worldwide Corp., 5.75%, 2/1/2018		1,290,000	1,353,569
Wynn Las Vegas LLC, 7.75%, 8/15/2020		275,000	302,500
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		360,000	369,900
			35,933,522
Consumer Staples 1.8%
Alliance One International, Inc., 10.0%, 7/15/2016		145,000	125,425
Altria Group, Inc., 9.95%, 11/10/2038		855,000	1,299,002
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		355,000	335,475
B&G Foods, Inc., 7.625%, 1/15/2018		200,000	212,000
Central Garden & Pet Co., 8.25%, 3/1/2018		210,000	209,475
Darling International, Inc., 8.5%, 12/15/2018		485,000	544,413
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		560,000	532,000
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		175,000	184,625
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		470,000	400,675
NBTY, Inc., 9.0%, 10/1/2018		140,000	150,325
Reynolds American, Inc., 6.75%, 6/15/2017		800,000	924,436
Rite Aid Corp.:
7.5%, 3/1/2017		25,000	24,875
8.0%, 8/15/2020		440,000	483,450
Smithfield Foods, Inc.:
7.75%, 7/1/2017		1,315,000	1,420,200
10.0%, 7/15/2014		420,000	488,250
Stater Bros. Holdings, Inc., 7.375%, 11/15/2018		185,000	196,100
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		175,000	183,750
TreeHouse Foods, Inc., 7.75%, 3/1/2018		135,000	145,125
			7,859,601
Energy 6.7%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		143,000	142,821
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		370,000	367,225
Anadarko Petroleum Corp., 6.375%, 9/15/2017		1,265,000	1,488,581
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		125,000	129,375
7.25%, 10/1/2020		110,000	114,125
144A, 7.25%, 6/15/2021		200,000	206,000
8.75%, 8/1/2016		545,000	595,412
Berry Petroleum Co.:
6.75%, 11/1/2020		270,000	272,363
10.25%, 6/1/2014		235,000	266,138
Bill Barrett Corp.:
7.625%, 10/1/2019		65,000	68,738
9.875%, 7/15/2016		190,000	209,950
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		300,000	312,000
Bristow Group, Inc., 7.5%, 9/15/2017		260,000	270,400
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		50,000	51,375
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		575,000	658,375
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		125,000	133,750
8.5%, 12/15/2019		115,000	123,050
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		90,000	89,550
8.0%, 4/1/2017		935,000	1,023,825
8.25%, 4/1/2020		360,000	394,200
Continental Resources, Inc.:
7.125%, 4/1/2021		175,000	189,000
7.375%, 10/1/2020		185,000	200,725
8.25%, 10/1/2019		85,000	93,925
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		960,000	943,200
Crosstex Energy LP, 8.875%, 2/15/2018		305,000	323,300
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		430,000	435,375
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		580,000	582,900
El Paso Corp., 7.25%, 6/1/2018		280,000	313,600
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	232,200
Frontier Oil Corp.:
6.875%, 11/15/2018		280,000	285,600
8.5%, 9/15/2016		40,000	42,200
Genesis Energy LP, 144A, 7.875%, 12/15/2018		250,000	242,500
Global Geophysical Services, Inc., 10.5%, 5/1/2017		730,000	704,450
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	144,550
Holly Energy Partners LP, 8.25%, 3/15/2018		305,000	323,300
HollyFrontier Corp., 9.875%, 6/15/2017		450,000	492,750
Inergy LP:
6.875%, 8/1/2021		90,000	87,975
7.0%, 10/1/2018		345,000	346,725
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		750,000	745,125
KazMunayGaz National Co., 144A, 6.375%, 4/9/2021		800,000	852,000
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		1,144,000	1,297,690
Korea National Oil Corp., 144A, 4.0%, 10/27/2016		1,800,000	1,827,637
Linn Energy LLC:
144A, 6.5%, 5/15/2019		315,000	316,575
7.75%, 2/1/2021		350,000	373,625
MEG Energy Corp., 144A, 6.5%, 3/15/2021		240,000	250,200
Newfield Exploration Co., 7.125%, 5/15/2018		660,000	702,900
Nexen, Inc., 5.875%, 3/10/2035		425,000	432,788
Oasis Petroleum, Inc., 6.5%, 11/1/2021 (c)		170,000	170,850
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		35,000	38,150
Plains All American Pipeline LP, 5.0%, 2/1/2021		1,005,000	1,079,957
Plains Exploration & Production Co., 7.625%, 6/1/2018		345,000	369,150
Quicksilver Resources, Inc., 11.75%, 1/1/2016		255,000	288,150
Range Resources Corp., 6.75%, 8/1/2020		105,000	116,550
Regency Energy Partners LP:
6.875%, 12/1/2018		205,000	216,275
9.375%, 6/1/2016		800,000	888,000
Reliance Holdings U.S.A., Inc., 144A, 6.25%, 10/19/2040		750,000	744,910
Sabine Pass LNG LP, 7.5%, 11/30/2016		335,000	331,650
SandRidge Energy, Inc.:
144A, 7.5%, 3/15/2021		310,000	299,150
144A, 8.0%, 6/1/2018		275,000	275,000
SESI LLC, 144A, 6.375%, 5/1/2019		245,000	249,900
Stone Energy Corp.:
6.75%, 12/15/2014		430,000	425,700
8.625%, 2/1/2017		275,000	277,750
Sunoco Logistics Partners Operations LP, 4.65%, 2/15/2022		730,000	722,588
Transocean, Inc., 6.5%, 11/15/2020		1,285,000	1,433,100
Venoco, Inc., 8.875%, 2/15/2019		615,000	576,562
Xinergy Corp., 144A, 9.25%, 5/15/2019		360,000	302,400
			28,505,860
Financials 17.5%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		780,000	787,800
Akbank TAS, 144A, 5.125%, 7/22/2015		855,000	840,038
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		520,000	421,200
Ally Financial, Inc.:
6.25%, 12/1/2017		570,000	562,875
8.0%, 3/15/2020		650,000	669,500
8.3%, 2/12/2015		810,000	850,500
Alrosa Finance SA, 144A, 7.75%, 11/3/2020		1,800,000	1,865,250
American International Group, Inc.:
Series G, 5.6%, 10/18/2016		1,710,000	1,723,918
7.25%, 5/23/2022		850,000	820,675
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		310,000	319,300
9.375%, 12/1/2017		425,000	469,625
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		280,800	199,368
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		542,400	539,688
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		712,000	715,560
Bank of America Corp., 5.0%, 5/13/2021		1,455,000	1,366,117
Barclays Bank PLC, 5.14%, 10/14/2020		960,000	871,700
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		1,710,000	1,701,450
BG Energy Capital PLC, 144A, 4.0%, 10/15/2021		680,000	701,128
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		800,000	786,000
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		1,085,000	1,155,525
Capital One Financial Corp., 3.15%, 7/15/2016		525,000	534,187
Case New Holland, Inc., 7.75%, 9/1/2013		225,000	239,625
CIT Group, Inc.:
Series C, 144A, 5.25%, 4/1/2014		1,650,000	1,641,750
7.0%, 5/1/2015		650	650
144A, 7.0%, 5/4/2015		610,000	610,000
144A, 7.0%, 5/2/2017		2,045,000	2,039,887
Citigroup, Inc.:
4.5%, 1/14/2022 (c)		385,000	386,040
6.125%, 11/21/2017		855,000	941,626
CNA Financial Corp., 5.75%, 8/15/2021		435,000	439,006
Country Garden Holdings Co., 144A, 11.125%, 2/23/2018		800,000	712,000
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		360,000	385,200
E*TRADE Financial Corp.:
6.75%, 6/1/2016		615,000	622,688
12.5%, 11/30/2017 (PIK)		515,000	593,538
Export Credit Bank of Turkey, 144A, 5.375%, 11/4/2016 (c)		1,250,000	1,251,562
Felcor Lodging LP, 144A, 6.75%, 6/1/2019		430,000	396,675
Ford Motor Credit Co., LLC:
5.875%, 8/2/2021		325,000	346,312
6.625%, 8/15/2017		350,000	383,556
7.5%, 8/1/2012		2,500,000	2,585,170
8.125%, 1/15/2020		100,000	121,364
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		125,000	131,250
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		210,000	237,300
FUEL Trust, 144A, 3.984%, 6/15/2016		1,710,000	1,691,051
General Electric Capital Corp.:
4.65%, 10/17/2021		590,000	607,776
5.3%, 2/11/2021		460,000	489,561
HCP, Inc., (REIT), 5.375%, 2/1/2021		857,000	880,168
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	218,377	181
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		1,995,000	1,970,062
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		1,000,000	1,013,750
HSBC Finance Corp., 6.676%, 1/15/2021		715,000	727,231
Intergas Finance BV, REG S, 6.875%, 11/4/2011		1,145,000	1,150,725
International Lease Finance Corp.:
5.75%, 5/15/2016		115,000	108,501
6.25%, 5/15/2019		290,000	272,983
8.625%, 9/15/2015		225,000	236,250
8.75%, 3/15/2017		1,065,000	1,122,510
Intesa Sanpaolo SpA, 144A, 2.708%**, 2/24/2014		1,205,000	1,099,743
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		400,000	370,000
Jefferies Group, Inc., 5.125%, 4/13/2018		1,710,000	1,543,824
JPMorgan Chase & Co., 4.35%, 8/15/2021		2,350,000	2,350,775
KeyCorp, 5.1%, 3/24/2021		770,000	800,546
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		435,000	430,650
Majapahit Holding BV, 144A, 7.75%, 1/20/2020		1,350,000	1,560,937
Morgan Stanley:
5.5%, 7/28/2021		855,000	835,107
5.75%, 1/25/2021		855,000	844,392
MPT Operating Partnership LP, (REIT), 144A, 6.875%, 5/1/2021		310,000	308,450
National Money Mart Co., 10.375%, 12/15/2016		655,000	687,750
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		150,000	116,250
Nielsen Finance LLC, 11.5%, 5/1/2016		52,000	59,670
NII Capital Corp., 7.625%, 4/1/2021		350,000	360,500
Nuveen Investments, Inc.:
10.5%, 11/15/2015		645,000	645,000
144A, 10.5%, 11/15/2015		555,000	549,450
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		855,000	858,420
OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		310,000	313,100
PNC Bank NA, 6.875%, 4/1/2018		820,000	934,963
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		730,000	742,775
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		585,000	590,850
144A, 7.125%, 4/15/2019		495,000	504,900
144A, 8.75%, 10/15/2016		450,000	473,063
Santander U.S. Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		855,000	798,584
Shinhan Bank, 144A, 4.125%, 10/4/2016		855,000	867,099
Susser Holdings LLC, 8.5%, 5/15/2016		165,000	172,013
Telecom Italia Capital SA, 4.95%, 9/30/2014		1,026,000	1,010,513
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		400,000	421,000
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021		2,200,000	2,220,689
Tomkins LLC, 144A, 9.25%, 10/1/2018		207,000	225,630
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		245,000	271,950
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		1,710,000	1,391,377
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		190,000	189,050
Vale Overseas Ltd., 6.25%, 1/23/2017		1,250,000	1,401,562
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,630,000	1,817,450
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		2,215,000	2,386,662
Wells Fargo & Co., 4.6%, 4/1/2021		1,000,000	1,069,716
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		200,000	193,000
Woori Bank, 144A, 5.875%, 4/13/2021		710,000	730,699
			74,385,461
Health Care 2.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		250,000	241,250
Community Health Systems, Inc., 8.875%, 7/15/2015		475,000	486,281
Endo Pharmaceuticals Holdings, Inc.:
144A, 7.0%, 7/15/2019		310,000	334,800
144A, 7.25%, 1/15/2022		310,000	334,025
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		615,000	615,000
HCA, Inc.:
6.5%, 2/15/2020		1,245,000	1,304,137
7.5%, 2/15/2022		935,000	953,700
7.875%, 2/15/2020		2,020,000	2,196,750
8.5%, 4/15/2019		200,000	220,000
9.875%, 2/15/2017		484,000	528,770
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	106,400
STHI Holding Corp., 144A, 8.0%, 3/15/2018		355,000	362,100
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		245,000	250,513
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		415,000	432,638
			8,366,364
Industrials 5.4%
Accuride Corp., 9.5%, 8/1/2018		400,000	391,000
Actuant Corp., 6.875%, 6/15/2017		150,000	153,750
Aguila 3 SA, 144A, 7.875%, 1/31/2018		330,000	323,400
American Airlines, Inc., 144A, 7.5%, 3/15/2016		500,000	420,000
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		190,000	197,600
ARAMARK Corp., 8.5%, 2/1/2015		365,000	378,688
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		110,000	114,125
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		620,000	551,800
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	226,275
8.5%, 7/1/2018		435,000	475,237
Belden, Inc.:
7.0%, 3/15/2017		195,000	195,975
9.25%, 6/15/2019		235,000	251,450
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		200,000	197,500
Bombardier, Inc., 144A, 7.75%, 3/15/2020		260,000	286,000
Briggs & Stratton Corp., 6.875%, 12/15/2020		210,000	214,200
Casella Waste Systems, Inc., 7.75%, 2/15/2019		610,000	585,600
Cenveo Corp.:
8.875%, 2/1/2018		670,000	581,225
144A, 10.5%, 8/15/2016		215,000	182,750
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		995,000	895,500
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		167,112	100,267
Corrections Corp. of America, 7.75%, 6/1/2017		215,000	232,738
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		81,000	85,860
Deluxe Corp., 144A, 7.0%, 3/15/2019		185,000	183,150
Ducommun, Inc., 144A, 9.75%, 7/15/2018		375,000	386,250
DynCorp International, Inc., 10.375%, 7/1/2017		485,000	442,562
Florida East Coast Railway Corp., 8.125%, 2/1/2017		235,000	235,000
FTI Consulting, Inc., 6.75%, 10/1/2020		825,000	833,250
Garda World Security Corp., 144A, 9.75%, 3/15/2017		350,000	355,250
H&E Equipment Services, Inc., 8.375%, 7/15/2016		645,000	653,062
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018	EUR	625,000	674,554
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		185,000	186,388
144A, 7.125%, 3/15/2021		60,000	60,750
Interline Brands, Inc., 7.0%, 11/15/2018		300,000	306,000
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		595,000	660,450
Kansas City Southern Railway Co., 8.0%, 6/1/2015		395,000	420,675
Masco Corp., 7.125%, 3/15/2020		855,000	852,241
Meritor, Inc.:
8.125%, 9/15/2015		305,000	288,225
10.625%, 3/15/2018		340,000	351,050
Navios Maritime Holdings, Inc., 8.125%, 2/15/2019		805,000	633,937
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		310,000	273,575
Nortek, Inc., 144A, 8.5%, 4/15/2021		750,000	665,625
Oshkosh Corp.:
8.25%, 3/1/2017		70,000	71,925
8.5%, 3/1/2020		140,000	144,200
Owens Corning, Inc., 9.0%, 6/15/2019		1,198,000	1,417,035
Ply Gem Industries, Inc.:
8.25%, 2/15/2018		290,000	273,325
13.125%, 7/15/2014		540,000	540,000
RailAmerica, Inc., 9.25%, 7/1/2017		184,000	200,100
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		675,000	691,875
11.75%, 8/1/2016		95,000	100,225
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		130,000	127,725
Sitel LLC, 11.5%, 4/1/2018		520,000	421,200
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		255,000	265,838
7.5%, 10/1/2017		175,000	188,125
SPX Corp., 6.875%, 9/1/2017		125,000	133,125
Titan International, Inc., 7.875%, 10/1/2017		935,000	981,750
TransDigm, Inc., 7.75%, 12/15/2018		390,000	423,150
Triumph Group, Inc., 8.0%, 11/15/2017		60,000	64,200
Tutor Perini Corp., 7.625%, 11/1/2018		320,000	298,400
United Rentals North America, Inc.:
9.25%, 12/15/2019		510,000	573,750
10.875%, 6/15/2016		250,000	282,500
USG Corp., 144A, 9.75%, 8/1/2014		220,000	218,900
			22,920,282
Information Technology 2.1%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		220,000	203,500
Amkor Technology, Inc.:
6.625%, 6/1/2021		55,000	52,250
7.375%, 5/1/2018		235,000	237,350
Aspect Software, Inc., 10.625%, 5/15/2017		345,000	348,450
Avaya, Inc., 144A, 7.0%, 4/1/2019		875,000	840,000
CDW LLC, 11.0%, 10/12/2015		55,000	56,650
CommScope, Inc., 144A, 8.25%, 1/15/2019		510,000	502,350
eAccess Ltd., 144A, 8.25%, 4/1/2018		350,000	339,500
Equinix, Inc.:
7.0%, 7/15/2021		255,000	271,575
8.125%, 3/1/2018		825,000	899,250
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		100,000	108,750
First Data Corp.:
144A, 7.375%, 6/15/2019		180,000	178,200
144A, 8.875%, 8/15/2020		485,000	514,100
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,145,000	1,239,462
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	161,675
MasTec, Inc., 7.625%, 2/1/2017		270,000	280,800
MEMC Electronic Materials, Inc., 7.75%, 4/1/2019		250,000	214,375
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		265,000	254,400
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		310,000	303,800
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		310,000	310,000
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,035,000	1,073,812
10.625%, 5/15/2015		300,000	323,250
Unisys Corp., 144A, 12.75%, 10/15/2014		203,000	227,868
			8,941,367
Materials 6.6%
Aleris International, Inc., 7.625%, 2/15/2018		235,000	226,188
APERAM:
144A, 7.375%, 4/1/2016		225,000	203,625
144A, 7.75%, 4/1/2018		270,000	237,600
Appleton Papers, Inc., 11.25%, 12/15/2015		111,000	105,450
ArcelorMittal, 6.125%, 6/1/2018		1,250,000	1,283,900
Ball Corp.:
7.125%, 9/1/2016		135,000	146,138
7.375%, 9/1/2019		135,000	147,150
Berry Plastics Corp., 8.25%, 11/15/2015		540,000	569,700
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	205,000	263,802
Boise Paper Holdings LLC, 8.0%, 4/1/2020		160,000	168,400
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		242,853	229,496
Celanese U.S. Holdings LLC, 6.625%, 10/15/2018		195,000	210,600
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		925,000	796,702
China Oriental Group Co., Ltd., 144A, 8.0%, 8/18/2015		400,000	374,000
Clearwater Paper Corp., 7.125%, 11/1/2018		385,000	401,362
Clondalkin Acquisition BV, 144A, 2.347%**, 12/15/2013		215,000	199,950
Compass Minerals International, Inc., 8.0%, 6/1/2019		235,000	251,450
Crown Americas LLC:
144A, 6.25%, 2/1/2021		55,000	57,750
7.625%, 5/15/2017		230,000	249,550
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,320,000	1,254,000
Evraz Group SA, 144A, 6.75%, 4/27/2018		500,000	471,875
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		245,000	240,100
FMG Resources (August 2006) Pty Ltd.:
144A, 7.0%, 11/1/2015		140,000	140,000
144A, 8.25%, 11/1/2019		580,000	585,800
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		468,054	416,568
10.0%, 3/31/2015		460,160	441,754
Georgia-Pacific LLC, 144A, 5.4%, 11/1/2020		855,000	953,225
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	74,900
9.5%, 6/15/2017		630,000	688,275
Greif, Inc., 7.75%, 8/1/2019		995,000	1,069,625
Hexcel Corp., 6.75%, 2/1/2015		393,000	398,895
Huntsman International LLC:
8.625%, 3/15/2020		360,000	368,100
8.625%, 3/15/2021		140,000	143,850
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		300,000	308,250
International Paper Co., 7.95%, 6/15/2018		855,000	1,026,186
JMC Steel Group, 144A, 8.25%, 3/15/2018		360,000	356,400
Koppers, Inc., 7.875%, 12/1/2019		365,000	385,075
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		360,000	365,400
Lyondell Chemical Co., 8.0%, 11/1/2017		670,000	753,750
Metinvest BV, 144A, 10.25%, 5/20/2015		400,000	404,000
Momentive Performance Materials, Inc., 9.5%, 1/15/2021	EUR	390,000	426,318
Nalco Co., 144A, 6.625%, 1/15/2019		260,000	289,900
NewMarket Corp., 7.125%, 12/15/2016		455,000	468,650
Novelis, Inc.:
8.375%, 12/15/2017		930,000	1,004,400
8.75%, 12/15/2020		545,000	594,050
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	178,082
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		418,000	453,530
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		555,000	563,325
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		75,000	69,000
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		315,000	326,812
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		675,000	654,750
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		285,000	290,700
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		175,000	189,875
144A, 8.375%, 9/15/2021		175,000	189,438
Silgan Holdings, Inc., 7.25%, 8/15/2016		440,000	464,200
Solo Cup Co., 10.5%, 11/1/2013		965,000	974,650
Southern Copper Corp., 6.75%, 4/16/2040		1,700,000	1,781,772
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		185,000	186,850
United States Steel Corp., 7.375%, 4/1/2020 (b)		445,000	418,300
Verso Paper Holdings LLC, 8.75%, 2/1/2019		140,000	100,800
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		805,000	821,100
Vulcan Materials Co., 6.5%, 12/1/2016		630,000	609,924
Wolverine Tube, Inc., 6.0%, 6/28/2014		67,063	60,551
			28,085,818
Telecommunication Services 7.3%
America Movil SAB de CV, 6.125%, 3/30/2040		400,000	471,873
American Tower Corp., 4.5%, 1/15/2018		875,000	899,978
AT&T, Inc., 3.875%, 8/15/2021		360,000	374,879
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		2,410,000	2,608,825
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		575,000	579,312
8.375%, 10/15/2020		1,030,000	1,050,600
8.75%, 3/15/2018		735,000	705,600
CPI International, Inc., 8.0%, 2/15/2018		270,000	238,950
Cricket Communications, Inc.:
7.75%, 10/15/2020		1,840,000	1,573,200
10.0%, 7/15/2015		430,000	436,450
Crown Castle International Corp., 9.0%, 1/15/2015		565,000	615,850
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		480,000	494,400
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,525,000	1,555,500
ERC Ireland Preferred Equity Ltd., 144A, 8.535%**, 2/15/2017 (PIK)	EUR	284,601	2,954
Frontier Communications Corp.:
7.875%, 4/15/2015		60,000	63,563
8.25%, 4/15/2017		375,000	400,312
8.5%, 4/15/2020		500,000	532,500
8.75%, 4/15/2022		65,000	68,900
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		695,000	696,737
144A, 7.5%, 4/1/2021		905,000	909,525
8.5%, 11/1/2019		620,000	649,450
11.25%, 6/15/2016		330,000	348,150
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,375,000	1,364,687
11.5%, 2/4/2017 (PIK)		1,804,687	1,804,687
iPCS, Inc., 2.379%**, 5/1/2013		110,000	99,550
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		390,000	366,600
7.875%, 9/1/2018		445,000	452,787
Pacnet Ltd., 144A, 9.25%, 11/9/2015		230,000	205,850
Qwest Communications International, Inc.:
7.125%, 4/1/2018		295,000	301,638
8.0%, 10/1/2015		655,000	707,400
Qwest Corp.:
7.5%, 10/1/2014		464,000	510,400
7.625%, 6/15/2015		1,220,000	1,354,200
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		190,000	204,250
8.25%, 8/15/2019		115,000	125,638
Sprint Nextel Corp., 8.375%, 8/15/2017		640,000	588,800
Syniverse Holdings, Inc., 9.125%, 1/15/2019		140,000	145,600
Telefonica Emisiones SAU, 6.421%, 6/20/2016		1,710,000	1,830,338
Telesat Canada, 11.0%, 11/1/2015		875,000	951,562
Verizon Communications, Inc., 8.95%, 3/1/2039		690,000	1,096,409
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022		800,000	750,000
West Corp.:
7.875%, 1/15/2019		290,000	294,350
8.625%, 10/1/2018		75,000	77,625
Windstream Corp.:
7.0%, 3/15/2019		255,000	255,638
7.5%, 4/1/2023		345,000	350,175
7.75%, 10/15/2020		190,000	198,550
7.875%, 11/1/2017		1,255,000	1,355,400
8.125%, 9/1/2018		435,000	465,450
			31,135,092
Utilities 2.8%
AES Corp., 8.0%, 6/1/2020		930,000	1,027,650
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	509,250
144A, 7.875%, 7/31/2020		555,000	595,237
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,195,000	495,925
Ferrellgas LP, 6.5%, 5/1/2021		125,000	111,875
IPALCO Enterprises, Inc.:
144A, 5.0%, 5/1/2018		1,710,000	1,735,650
144A, 7.25%, 4/1/2016		205,000	225,500
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,710,000	2,009,250
NRG Energy, Inc.:
7.375%, 1/15/2017		1,795,000	1,869,044
144A, 7.625%, 1/15/2018		215,000	217,688
8.25%, 9/1/2020		225,000	232,875
San Diego Gas & Electric Co., 6.0%, 6/1/2026		1,020,000	1,279,174
Suburban Propane Partners LP, 7.375%, 3/15/2020		90,000	93,600
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		295,000	115,050
The Toledo Edison Co., 7.25%, 5/1/2020		1,040,000	1,300,550
			11,818,318
Total Corporate Bonds (Cost $253,966,377)			257,951,685

Asset-Backed 0.5%
Home Equity Loans
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		421,181	419,796
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		1,200,000	1,166,908
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.383%**, 1/15/2037		801,726	566,616
Total Asset-Backed (Cost $2,111,920)			2,153,320

Commercial Mortgage-Backed Securities 2.3%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.501%**, 10/15/2049		752,153	695,792
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.218%**, 12/15/2035		1,710,000	1,702,582
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		1,710,000	1,442,012
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 5.878%**, 4/15/2045		860,000	956,712
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		2,560,000	2,759,624
"E", Series 2005-C2, 5.35%**, 4/15/2040		1,700,000	1,071,673
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.269%**, 12/15/2044		860,000	953,363
Total Commercial Mortgage-Backed Securities (Cost $9,893,936)			9,581,758

Collateralized Mortgage Obligations 5.0%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.847%**, 2/25/2034		743,182	614,064
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.148%**, 12/25/2035		2,312,229	2,069,401
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		462,317	306,799
Countrywide Home Loans:
"A16", Series 2005-21, 5.0%, 10/25/2035		1,007,208	989,262
"2A5", Series 2004-13, 5.75%, 8/25/2034		1,470,908	1,346,137
Federal Home Loan Mortgage Corp., "A", Series 172, Interest Only, 6.5%, 1/1/2024		1,257,932	203,638
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		2,161,521	272,301
"JS", Series 2004-59, Interest Only, 6.855%***, 4/25/2023		4,696,167	234,030
Government National Mortgage Association:
"XA", Series 2009-118, 5.0 12/20/2039		1,250,545	1,261,342
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		984,137	64,726
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.6%**, 4/25/2036		2,992,897	2,392,935
MASTR Asset Securitization Trust, "1A1", Series 2005-2, 5.25%, 11/25/2035		561,567	548,095
Merrill Lynch Mortgage Investors Trust:
"2A1A", Series 2005-A9, 2.556%**, 12/25/2035		132,856	130,024
"2A", Series 2003-A6, 2.776%**, 10/25/2033		1,187,402	1,064,900
MLCC Mortgage Investors, Inc., "1A", Series 2005-2, 1.653%**, 10/25/2035		1,779,529	1,541,681
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		759,934	735,081
Vericrest Opportunity Loan Transferee:
"M", Series 2010-NPL1, 144A, 6.0%**, 5/25/2039		485,240	478,522
"A2", Series 2011-NL1A, 144A, 9.077%, 12/26/2050		1,700,000	1,695,653
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.492%**, 10/25/2035		509,499	462,333
Wells Fargo Mortgage-Backed Securities Trust:
"2A16", Series 2005-AR10, 2.71%**, 6/25/2035		1,846,397	1,679,067
"2A3",Series 2004-EE, 2.714%**, 12/25/2034		1,157,506	1,001,205
"A3", Series 2005-4, 5.0%, 4/25/2035		310,950	308,057
"B1", Series 2004-1, 5.5%, 2/25/2034		1,567,931	1,540,025
"A19", Series 2006-11, 6.0%, 9/25/2036		187,097	184,611
Total Collateralized Mortgage Obligations (Cost $21,376,732)			21,123,889

Government & Agency Obligations 15.3%
Other Government Related (d) 1.3%
Citibank NA, FDIC Guaranteed, 0.299%**, 5/7/2012		750,000	750,792
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.608%**, 12/26/2012		1,158,000	1,163,196
Nak Naftogaz Ukraine, 9.5%, 9/30/2014		900,000	891,000
Penerbangan Malaysia Bhd., 144A, 5.625%, 3/15/2016		1,800,000	2,010,715
Qatari Diar Finance QSC, 144A, 5.0%, 7/21/2020		850,000	910,563
			5,726,266
Sovereign Bonds 4.4%
Dominican Republic, 144A, 7.5%, 5/6/2021		800,000	830,400
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	1,155,000	783,746
Republic of Argentina-Inflation Linked Bond, 5.83%**, 12/31/2033	ARS	377	124
Republic of Belarus, REG S, 8.75%, 8/3/2015		855,000	722,475
Republic of Colombia, 4.375%, 7/12/2021		800,000	836,000
Republic of Croatia, 144A, 6.375%, 3/24/2021		1,710,000	1,671,569
Republic of Ghana, 144A, 8.5%, 10/4/2017		975,000	1,092,000
Republic of Lithuania, 144A, 7.375%, 2/11/2020		1,435,000	1,605,478
Republic of Panama, 5.2%, 1/30/2020		1,800,000	2,008,800
Republic of Peru, 8.75%, 11/21/2033		850,000	1,277,125
Republic of Poland, 5.125%, 4/21/2021		1,700,000	1,734,000
Republic of Turkey, 5.125%, 3/25/2022		1,800,000	1,802,250
Republic of Uruguay, 7.625%, 3/21/2036		605,000	798,600
Republic of Venezuela, 7.65%, 4/21/2025		1,710,000	1,064,475
Russian Federation, REG S, 7.5%, 3/31/2030		1,331,516	1,577,847
United Mexican States, 5.75%, 10/12/2110		850,000	863,600
			18,668,489
U.S. Treasury Obligations 9.6%
U.S. Treasury Bills:
0.005%****, 3/8/2012 (e)		1,795,000	1,794,840
0.01%****, 3/8/2012 (e)		769,000	768,932
0.03%****, 6/28/2012 (e)		318,000	317,851
U.S. Treasury Bonds:
3.875%, 8/15/2040		435,000	490,667
4.25%, 11/15/2040		655,000	786,921
4.375%, 5/15/2041		1,900,000	2,332,250
U.S. Treasury Notes:
0.75%, 6/15/2014		5,000,000	5,050,390
1.5%, 7/31/2016 (b)		20,050,000	20,576,312
2.125%, 8/15/2021		6,095,000	6,068,365
3.125%, 5/15/2021		1,500,000	1,630,665
3.625%, 2/15/2021		775,000	877,627
			40,694,820
Total Government & Agency Obligations (Cost $64,152,143)			65,089,575

Loan Participations and Assignments 2.3%
Senior Loans** 1.7%
Buffets, Inc., Letter of Credit, First Lien, 9.619%, 4/22/2015		47,756	21,371
Charter Communications Operating LLC:
Replacement Term Loan, 2.25%, 3/6/2014		3,413	3,396
Term Loan, 3.62%, 9/6/2016		1,183,175	1,176,413
New Term Loan, 7.25%, 3/6/2014		25,365	25,448
Clear Channel Communications, Inc., Term Loan B, 3.896%, 1/28/2016		684,458	538,723
Dunkin' Brands, Inc., New Term Loan B2, 4.0%, 11/23/2017		416,855	416,649
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 2.369%, 3/26/2014		57,818	43,165
Term Loan, 2.369%, 3/26/2014		935,003	698,041
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		400,000	395,938
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017		297,750	298,618
Tomkins LLC, New Term Loan B, 4.25%, 9/21/2016		2,906,605	2,907,971
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		365,375	232,267
VML U.S. Finance LLC:
Term Delay Draw B, 4.75%, 5/25/2012		94,472	94,296
Term Loan B, 4.75%, 5/27/2013		163,557	163,251
			7,015,547
Sovereign Loans 0.6%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,250,000	1,281,250
Oschadbank, 8.25%, 3/10/2016		425,000	367,625
Russian Railways, 5.739%, 4/3/2017		855,000	895,613
			2,544,488
Total Loan Participations and Assignments (Cost $9,823,182)			9,560,035

Municipal Bonds and Notes 1.2%
Chicago, IL, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		855,000	950,067
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028 (f)		1,700,000	1,876,681
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		855,000	884,421
Port Authority of New York & New Jersey, 4.926%, 10/1/2051 (f)		1,510,000	1,553,171
Total Municipal Bonds and Notes (Cost $4,934,407)			5,264,340

Convertible Bonds 3.4%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		350,000	475,125
Hengdeli Holdings Ltd., 2.5%, 10/20/2015	HKD	1,000,000	132,968
Sonic Automotive, Inc., 5.0%, 10/1/2029		155,000	204,019
Virgin Media, Inc., 6.5%, 11/15/2016		133,000	200,830
			1,012,942
Consumer Staples 0.4%
AEON Co., Ltd., Series 7, 0.3%, 11/22/2013	JPY	15,000,000	225,851
Archer-Daniels-Midland Co., 0.875%, 2/15/2014		501,000	505,384
Marine Harvest ASA, 4.5%, 2/23/2015	EUR	100,000	110,004
Molson Coors Brewing Co., 2.5%, 7/30/2013		300,000	316,500
Pescanova SA, 5.125%, 4/20/2017	EUR	100,000	123,597
Tem, Series DG, 4.25%, 1/1/2015	EUR	94,000	66,834
Tyson Foods, Inc., 3.25%, 10/15/2013		240,000	306,900
			1,655,070
Energy 0.1%
Alliance Oil Co., Ltd., 7.25%, 7/16/2014		100,000	108,253
China Petroleum & Chemical Corp., Zero Coupon, 4/24/2014	HKD	730,000	105,241
			213,494
Financials 0.8%
Billion Express Investments Ltd., 0.75%, 10/18/2015		800,000	930,000
Boston Properties LP, 144A, 3.625%, 2/15/2014		225,000	244,406
Glory River Holdings Ltd., 1.0%, 7/29/2015	HKD	900,000	112,083
Industrivarden AB, REG S, 1.875%, 2/27/2017	EUR	300,000	372,960
Kloeckner & Co. Financial Services SA, 1.5%, 7/27/2012	EUR	100,000	134,911
Lukoil International Finance BV, 2.625%, 6/16/2015		700,000	755,300
ORIX Corp., Series 3, 1.0%, 3/31/2014	JPY	33,000,000	483,258
Paka Capital Ltd., Zero Coupon, 3/12/2013		100,000	98,805
QBE Funding Trust, Zero Coupon, 5/12/2030		700,000	426,300
			3,558,023
Health Care 0.4%
Amgen, Inc., Series B, 0.375%, 2/1/2013		375,000	370,781
Dendreon Corp., 2.875%, 1/15/2016		110,000	80,300
Gilead Sciences, Inc., Series C, 1.0%, 5/1/2014		450,000	497,250
Medtronic, Inc., Series B, 1.625%, 4/15/2013		375,000	375,938
Mylan, Inc., 1.25%, 3/15/2012		140,000	140,700
Shire PLC, 2.75%, 5/9/2014		450,000	517,725
			1,982,694
Industrials 0.1%
Asahi Glass Co., Ltd., Zero Coupon, 11/14/2014	JPY	30,000,000	386,051
Information Technology 0.8%
Advanced Micro Devices, Inc., 6.0%, 5/1/2015		400,000	392,000
EMC Corp., Series B, 1.75%, 12/1/2013		230,000	365,988
Epistar Corp., Zero Coupon, 1/27/2016		200,000	177,350
Hitachi Ltd., Series 8, 0.1%, 12/12/2014	JPY	22,000,000	389,769
Hon Hai Precision Industry Co., Ltd., Zero Coupon, 10/12/2013		100,000	95,375
Intel Corp., 2.95%, 12/15/2035		675,000	723,937
Microsoft Corp., 144A, Zero Coupon, 6/15/2013		500,000	507,500
SanDisk Corp., 1.0%, 5/15/2013		225,000	221,625
Symantec Corp., Series B, 1.0%, 6/15/2013		375,000	435,000
			3,308,544
Materials 0.1%
Anglogold Ashanti Holdings Finance PLC, 3.5%, 5/22/2014		100,000	114,625
Newmont Mining Corp., Series A, 1.25%, 7/15/2014		133,000	202,492
Talvivaara Mining Co., PLC, 4.0%, 12/16/2015	EUR	100,000	103,605
			420,722
Telecommunication Services 0.1%
Reliance Communications Ltd., Zero Coupon, 3/1/2012		100,000	118,375
SK Telecom Co., Ltd., 1.75%, 4/7/2014		130,000	137,475
			255,850
Other Government Related (d) 0.4%
Kreditanstalt fuer Wiederaufbau:
1.5%, 7/30/2014	EUR	500,000	746,852
3.25%, 6/27/2013	EUR	600,000	852,636
			1,599,488
Total Convertible Bonds (Cost $14,981,621)			14,392,878

Preferred Securities 0.9%
Financials 0.8%
Capital One Capital VI, 8.875%, 5/15/2040		1,670,000	1,728,047
JPMorgan Chase Capital XXIII, 1.286%**, 5/15/2047		1,000,000	690,412
USB Capital XIII Trust, 6.625%, 12/15/2039		855,000	878,735
			3,297,194
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		530,000	397,500
Total Preferred Securities (Cost $3,562,415)			3,694,694

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $14,000)	14	14,000

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	8,766	21,915
Dex One Corp.*	2,278	1,417
Postmedia Network Canada Corp.*	4,746	48,067
SuperMedia, Inc.*	426	737
Trump Entertainment Resorts, Inc.*	23	420
Vertis Holdings, Inc.*	226	4,009
		76,565
Industrials 0.0%
Congoleum Corp.*	9,600	0
Quad Graphics, Inc.	278	5,482
		5,482
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
Wolverine Tube*	2,973	74,325
		84,163
Total Common Stocks (Cost $1,497,520)		166,210

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	574	97
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	315	1,336
Total Warrants (Cost $70,220)		1,433

Open-End Investment Company 2.4%
DWS Floating Rate Fund "Institutional" (g) (Cost $9,239,065)	1,114,287	10,184,583

	Contracts	Value ($)

Call Options Purchased 0.0%
Call Options
10 Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $133.0 (Cost $44,495)	90	9,844

	Shares	Value ($)

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 0.18% (h) (i) (Cost $20,074,536)	20,074,536	20,074,536

Cash Equivalents 4.8%
Central Cash Management Fund, 0.11% (h) (Cost $20,466,999)	20,466,999	20,466,999

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $436,209,568)+	103.4	439,729,779
Other Assets and Liabilities, Net	(3.4)	(14,329,671)
Net Assets	100.0	425,400,108

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	270,000	USD	272,475	338
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	218,377	EUR	62,954	181
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	365,375	USD	365,147	232,267
					700,576	232,786

* Non-income producing security. In the case of a bond or senior loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

*** These securities are shown at their current rate as of October 31, 2011.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $437,438,237. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $2,291,542. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,730,528 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,438,986.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $19,679,552, which is 4.6% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Taxable issue.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principle.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2011	2	235,296	(9,210)
10 Year Canadian Government Bond	CAD	12/19/2011	100	13,173,815	(85,332)
10 Year U.S. Treasury Note	USD	12/20/1011	148	19,101,250	119,183
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	160	29,991,975	(303,547)
Ultra Long U.S. Treasury Bond	USD	12/20/2011	68	10,361,500	258,359
United Kingdom Long Gilt Bond	GBP	12/28/2011	239	49,319,553	423,325
Total net unrealized appreciation					402,778

At October 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/19/2011	28	3,688,668	(37,184)
10 Year Japanese Government Bond	JPY	12/9/2011	1	1,817,089	4,973
10 Year U.S. Treasury Note	USD	12/20/2011	61	7,872,813	(25,407)
2 Year U.S. Treasury Note	USD	12/30/2011	57	12,556,031	13,245
Federal Republic of Germany Euro-Schatz	EUR	12/8/2011	35	5,312,474	6,298
Total net unrealized depreciation					(38,075)

At October 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	1,710,000	1	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	(13,322)	(43,280)	29,958
6/21/2010 9/20/2013	400,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	24,419	4,903	19,516
6/21/2010 9/20/2015	560,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	43,351	(9,983)	53,334
12/20/2010 3/20/2016	1,710,000	4	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(53,781)	(696)	(53,085)
3/21/2011 6/20/2016	740,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	1,900	25,687	(23,787)
Total net unrealized appreciation							25,936

(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At October 31, 2011, open interest rate swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
10/1/2012 10/1/2021	12,000,000	5	Fixed — 2.375%	Floating — LIBOR	143,569	3,399	140,170
10/1/2012 10/1/2042	7,500,000	5	Floating — LIBOR	Fixed — 2.96%	(186,279)	—	(186,279)
4/13/2012 4/13/2016	8,500,000	6	Floating — LIBOR	Fixed — 3.04%	610,305	726	609,579
11/1/2010 11/1/2025	1,380,000	7	Floating — LIBOR	Floating — 4.103%++	(41,586)	—	(41,586)
10/28/2010 10/28/2025	810,000	4	Floating — LIBOR	Floating — 4.274%++	(12,399)	—	(12,399)
11/12/2010 11/12/2025	1,630,000	4	Floating — LIBOR	Floating — 4.28%++	8,190	—	8,190
11/15/2010 11/15/2025	1,630,000	7	Floating — LIBOR	Floating — 4.586%++	(39,554)	—	(39,554)
11/16/2010 11/16/2025	810,000	4	Floating — LIBOR	Floating — 4.59%++	9,116	—	9,116
11/19/2010 11/19/2025	810,000	7	Floating — LIBOR	Floating — 4.795%++	(16,350)	—	(16,350)
11/23/2010 11/23/2025	410,000	4	Floating — LIBOR	Floating — 4.853%++	5,698	—	5,698
Total net unrealized appreciation							476,585

++ These interest rate swaps are shown at their current rate as of October 31, 2011.

At October 31, 2011, open total return swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
4/26/2011 4/26/2012	6,900,000	6	0.07%	BNP Paribas BPSTAR Enhanced Momentum Index	(2,723)	—	(2,723)
6/9/2010 6/1/2012	15,500,000	2	0.45%	Citi Global Interest Rate Strategy Index	(258,918)	—	(258,918)
Total unrealized depreciation							(261,641)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citibank, Inc.

3 Bank of America

4 Morgan Stanley

5 The Goldman Sachs & Co.

6 BNP Paribas

7 Barclays Bank PLC

LIBOR: London Interbank Offered Rate

As of October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	4,276,388	EUR	3,108,913	11/18/2011	59,226	Credit Suisse
USD	1,531,871	EUR	1,100,000	11/18/2011	2,162	State Street Bank & Trust Co.
EUR	96,600	USD	136,562	11/18/2011	2,921	Citigroup, Inc.
USD	256,265	CHF	230,000	11/22/2011	7,933	UBS AG
USD	1,053,119	CAD	1,070,000	11/22/2011	23,629	UBS AG
USD	897,489	GBP	570,000	11/22/2011	22,366	UBS AG
JPY	201,910,000	USD	2,637,105	11/22/2011	46,754	UBS AG
CHF	750,000	USD	862,247	11/22/2011	733	UBS AG
USD	3,972,797	NOK	22,310,000	11/22/2011	68,940	UBS AG
USD	1,422,143	SEK	9,350,000	11/22/2011	22,288	UBS AG
EUR	3,000,000	USD	4,159,968	12/15/2011	10,473	Nomura International PLC
USD	4,106,976	EUR	3,000,000	12/15/2011	42,519	Morgan Stanley
USD	10,574,773	GBP	6,750,000	1/17/2012	269,383	Morgan Stanley
JPY	490,000,000	USD	6,450,369	1/27/2012	171,960	BNP Paribas
Total unrealized appreciation					751,287

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	6,200,000	USD	8,500,200	11/18/2011	(146,167)	Credit Suisse
USD	7,814	EUR	5,600	11/18/2011	(67)	JPMorgan Chase Securities, Inc.
EUR	2,495,700	USD	3,426,146	11/18/2011	(26,525)	JPMorgan Chase Securities, Inc.
USD	3,228,809	EUR	2,300,000	11/21/2011	(46,975)	Nomura International PLC
EUR	2,300,000	USD	3,161,730	11/21/2011	(20,104)	UBS AG
EUR	4,510,000	USD	6,215,545	11/22/2011	(73,737)	UBS AG
NZD	2,400,000	USD	1,941,539	11/22/2011	(4,716)	UBS AG
USD	4,940,672	AUD	4,650,000	11/22/2011	(19,232)	UBS AG
AUD	4,250,000	USD	4,288,165	11/22/2011	(209,925)	UBS AG
CAD	2,240,000	USD	2,251,709	11/22/2011	(2,418)	UBS AG
GBP	13,500,000	USD	21,224,930	1/17/2012	(463,381)	Morgan Stanley
GBP	6,750,000	USD	10,605,317	1/17/2012	(238,839)	Bank of America
USD	6,310,237	JPY	490,000,000	1/27/2012	(31,828)	Morgan Stanley
Total unrealized depreciation					(1,283,914)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts, options contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note B in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income (l)
Corporate Bonds	$—	$256,932,545	$1,019,140	$257,951,685
Asset-Backed	—	2,153,320	—	2,153,320
Commercial Mortgage- Backed Securities	—	9,581,758	—	9,581,758
Collateralized Mortgage Obligations	—	21,123,889	—	21,123,889
Government & Agency Obligations	—	65,089,575	—	65,089,575
Loan Participations and Assignments	—	9,560,035	—	9,560,035
Municipal Bonds and Notes	—	5,264,340	—	5,264,340
Convertible Bonds	—	14,392,878	—	14,392,878
Preferred Securities	—	3,694,694	—	3,694,694
Other Investments	—	—	14,000	14,000
Common Stocks (l)	77,618	—	88,592	166,210
Warrants (l)	—	—	1,433	1,433
Open-End Investment Company	10,184,583	—	—	10,184,583
Short-Term Investments (l)	40,541,535	—	—	40,541,535
Derivatives (m)	835,227	1,626,848	—	2,462,075
Total	$51,638,963	$389,419,882	$1,123,165	$442,182,010
Liabilities
Derivatives (m)	$(460,680)	$(1,918,595)	$—	$(2,379,275)
Total	$(460,680)	$(1,918,595)	$—	$(2,379,275)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Government & Agency Obligations		Other Investments	Common Stocks
Balance as of October 31, 2010	$3,174,862		$1,708,290		$14,000	$10,257
Realized gain (loss)	(1,256,183)		—		—	(11)
Change in unrealized appreciation (depreciation)	1,236,315		—		0	1,928
Amortization premium/discount	39,867		—		—	—
Net purchases (sales)	(1,992,507)		—		—	76,418
Transfers into Level 3	—		—		—	—
Transfers (out) of Level 3	(183,214	) (n)	(1,708,290	) (n)	—	—
Balance as of October 31, 2011	$1,019,140		$—		$14,000	$88,592
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2011	$(9,787)		$—		$0	$1,928

	Warrants	Call Options Purchased	Total	Written Options
Balance as of October 31, 2010	$17	$658	$4,908,084	$(439,814)
Realized gain (loss)	—	(331,530)	(1,587,724)	(53,865)
Change in unrealized appreciation (depreciation)	1,416	333,882	1,573,541	258,554
Amortization premium/discount	—	—	39,867	—
Net purchases (sales)	—	(3,010)	(1,919,099)	235,125
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	(1,891,504)	—
Balance as of October 31, 2011	$1,433	$—	$1,123,165	$—
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2011	$1,416	$—	$(6,443)	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(n) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $386,428,968) — including $19,679,552 of securities loaned	$389,003,661
Investment in Daily Assets Fund Institutional (cost $20,074,536)*	20,074,536
Investment in DWS Floating Rate Fund (cost $9,239,065)	10,184,583
Investment in Central Cash Management Fund (cost $20,466,999)	20,466,999
Total investments in securities, at value (cost $436,209,568)	439,729,779
Cash	2,143,839
Foreign currency, at value (cost $526,406)	519,455
Deposit with broker for futures contracts	1,016,523
Deposit from broker on swap contracts	380,000
Cash held as collateral for forward foreign currency exchange contracts	790,000
Receivable for investments sold	3,109,432
Receivable for Fund shares sold	796,302
Interest receivable	5,744,106
Receivable for variation margin on futures contracts	402,860
Unrealized appreciation on swap contracts	875,561
Unrealized appreciation on forward foreign currency exchange contracts	751,287
Upfront payments paid on swap contracts	34,715
Foreign taxes recoverable	16,433
Other assets	31,399
Total assets	456,341,691
Liabilities
Payable upon return of securities loaned	20,074,536
Payable for investments purchased	5,121,816
Payable for investments purchased — when issued securities	1,794,814
Payable for Fund shares redeemed	790,929
Payable upon return of deposit for swap contracts	380,000
Unrealized depreciation on swap contracts	634,681
Unrealized depreciation on forward foreign currency exchange contracts	1,283,914
Upfront payments received on swap contracts	53,959
Accrued management fee	161,398
Other accrued expenses and payables	645,536
Total liabilities	30,941,583
Net assets, at value	$425,400,108

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	$3,477,636
Net unrealized appreciation (depreciation) on: Investments	3,520,211
Swap contracts	240,880
Futures	364,703
Foreign currency	(551,799)
Accumulated net realized gain (loss)	(19,296,460)
Paid-in capital	437,644,937
Net assets, at value	$425,400,108
Net Asset Value
Class A Net Asset Value and redemption price per share ($346,832,941 ÷ 73,634,525 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.71
Maximum offering price per share (100 ÷ 97.25 of $4.71)	$4.84
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,185,639 ÷ 1,099,969 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.71
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($43,207,002 ÷ 9,109,467 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.74
Class S Net Asset Value, offering and redemption price per share ($30,174,526 ÷ 6,400,450 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.71

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$27,385,733
Dividends	34,236
Dividends — DWS Floating Rate Fund	465,549
Income distributions — Central Cash Management Fund	27,346
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	20,271
Total income	27,933,135
Expenses: Management fee	2,054,899
Administration fee	439,222
Services to shareholders	647,855
Distribution and service fees	1,334,002
Custodian fee	72,451
Professional fees	109,554
Reports to shareholders	97,937
Registration fees	79,261
Trustees' fees and expenses	17,205
Other	105,353
Total expenses before expense reductions	4,957,739
Expense reductions	(67,614)
Total expenses after expense reductions	4,890,125
Net investment income	23,043,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,559,365
Swap contracts	(1,393,961)
Futures	4,890,837
Written options	(49,328)
Foreign currency	(6,670,331)
336,582
Change in net unrealized appreciation (depreciation) on: Investments	(18,863,605)
Swap contracts	1,947,628
Futures	367,226
Written options	258,554
Foreign currency	2,235,416
(14,054,781)
Net gain (loss)	(13,718,199)
Net increase (decrease) in net assets resulting from operations	$9,324,811

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$23,043,010	$22,597,086
Net realized gain (loss)	336,582	18,668,945
Change in net unrealized appreciation (depreciation)	(14,054,781)	8,118,039
Net increase (decrease) in net assets resulting from operations	9,324,811	49,384,070
Distributions to shareholders from: Net investment income: Class A	(18,779,593)	(19,538,532)
Class B	(264,438)	(368,033)
Class C	(1,903,422)	(1,895,918)
Class S	(1,765,390)	(1,215,128)
Net realized gains: Class A	—	(1,063,300)
Class B	—	(27,164)
Class C	—	(115,796)
Class S	—	(45,507)
Total distributions	(22,712,843)	(24,269,378)
Fund share transactions: Proceeds from shares sold	90,913,998	94,261,260
Reinvestment of distributions	19,498,916	19,891,219
Payments for shares redeemed	(122,393,917)	(87,362,571)
Net increase (decrease) in net assets from Fund share transactions	(11,981,003)	26,789,908
Increase from regulatory settlements (see Note I)	—	25,383
Increase (decrease) in net assets	(25,369,035)	51,929,983
Net assets at beginning of period	450,769,143	398,839,160
Net assets at end of period (including undistributed net investment income of $3,477,636 and $2,358,278, respectively)	$425,400,108	$450,769,143

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.85	$4.57	$3.80	$4.70	$4.68
Income (loss) from investment operations: Net investment incomea	.25	.26	.22	.22	.25
Net realized and unrealized gain (loss)	(.14)	.29	.78	(.85)	.07
Total from investment operations	.11	.55	1.00	(.63)	.32
Less distributions from: Net investment income	(.25)	(.26)	(.23)	(.20)	(.28)
Net realized gains	—	(.01)	—	—	(.02)
Return of capital	—	—	—	(.07)	—
Total distributions	(.25)	(.27)	(.23)	(.27)	(.30)
Net asset value, end of period	$4.71	$4.85	$4.57	$3.80	$4.70
Total Return (%)b,c	2.15	12.50	27.28	(14.22)	7.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	368	340	280	345
Ratio of expenses before expense reductions (%)	1.06	1.06	1.08	1.12	1.08
Ratio of expenses after expense reductions (%)	1.04	1.05	1.07	1.11	1.07
Ratio of net investment income (%)	5.32	5.44	5.42	4.76	5.30
Portfolio turnover rate (%)	154	182	252	185	137
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.86	$4.58	$3.80	$4.71	$4.68
Income (loss) from investment operations: Net investment incomea	.21	.22	.19	.18	.21
Net realized and unrealized gain (loss)	(.15)	.29	.78	(.86)	.08
Total from investment operations	.06	.51	.97	(.68)	.29
Less distributions from: Net investment income	(.21)	(.22)	(.19)	(.16)	(.24)
Net realized gains	—	(.01)	—	—	(.02)
Return of capital	—	—	—	(.07)	—
Total distributions	(.21)	(.23)	(.19)	(.23)	(.26)
Net asset value, end of period	$4.71	$4.86	$4.58	$3.80	$4.71
Total Return (%)b,c	1.27	11.60	26.29	(15.09)	6.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	9	10	17
Ratio of expenses before expense reductions (%)	1.91	1.90	1.94	1.96	1.86
Ratio of expenses after expense reductions (%)	1.89	1.88	1.83	1.88	1.85
Ratio of net investment income (%)	4.47	4.61	4.66	3.99	4.52
Portfolio turnover rate (%)	154	182	252	185	137
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.89	$4.60	$3.82	$4.73	$4.71
Income (loss) from investment operations: Net investment incomea	.22	.22	.19	.18	.21
Net realized and unrealized gain (loss)	(.15)	.31	.79	(.86)	.07
Total from investment operations	.07	.53	.98	(.68)	.28
Less distributions from: Net investment income	(.22)	(.23)	(.20)	(.16)	(.24)
Net realized gains	—	(.01)	—	—	(.02)
Return of capital	—	—	—	(.07)	—
Total distributions	(.22)	(.24)	(.20)	(.23)	(.26)
Net asset value, end of period	$4.74	$4.89	$4.60	$3.82	$4.73
Total Return (%)b,c	1.39	11.61	26.48	(14.98)	6.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	43	37	24	28
Ratio of expenses before expense reductions (%)	1.81	1.82	1.84	1.89	1.84
Ratio of expenses after expense reductions (%)	1.80	1.80	1.82	1.87	1.84
Ratio of net investment income (%)	4.56	4.69	4.66	4.00	4.53
Portfolio turnover rate (%)	154	182	252	185	137
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.86	$4.58	$3.80	$4.70	$4.68
Income (loss) from investment operations: Net investment incomea	.26	.26	.23	.22	.26
Net realized and unrealized gain (loss)	(.15)	.30	.78	(.85)	.07
Total from investment operations	.11	.56	1.01	(.63)	.33
Less distributions from: Net investment income	(.26)	(.27)	(.23)	(.20)	(.29)
Net realized gains	—	(.01)	—	—	(.02)
Return of capital	—	—	—	(.07)	—
Total distributions	(.26)	(.28)	(.23)	(.27)	(.31)
Net asset value, end of period	$4.71	$4.86	$4.58	$3.80	$4.70
Total Return (%)b	2.32	12.77	27.56	(14.06)	7.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	33	13	4	3
Ratio of expenses before expense reductions (%)	.88	.90	.92	1.03	.92
Ratio of expenses after expense reductions (%)	.87	.89	.81	.89	.90
Ratio of net investment income (%)	5.49	5.60	5.68	4.97	5.47
Portfolio turnover rate (%)	154	182	252	185	137
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income Fund (formerly DWS Strategic Income Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Strategic Income Fund, a series of DWS Strategic Income Fund (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while maintaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased interest rate options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $17,280,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($1,247,000), October 31, 2014 ($4,983,000), October 31, 2016 ($5,169,000) and October 31, 2017 ($5,881,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized approximately $645,000 and lost through expiration $1,823,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,752,844
Capital loss carryforwards	$(17,280,000)
Net unrealized appreciation (depreciation) on investments	$2,291,542

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$22,712,843	$24,269,378

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $21,390,000 to $36,180,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $13,000,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $4,380,000 to $5,860,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from $15,500,000 to $22,400,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended October 31, 2011, the Fund entered into options on interest rate futures and on interest rates in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2011 is included in the Fund's Investment Portfolio. There are no open written option contracts as of October 31, 2011. For the year ended October 31, 2011, the Fund invested in written option contracts with total values ranging from $0 to approximately $440,000, and purchased option contracts with total values ranging from $0 to approximately $335,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global equities and bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the year ended October 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $99,625,000 to $237,447,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $31,247,000 to $149,250,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2011, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $66,523,000 to $121,024,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $36,298,000 to $92,643,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$9,844	$—	$772,753	$825,383	$1,607,980
Credit Contracts (a)	—	—	102,808	—	102,808
Foreign Exchange Contracts (c)	—	751,287	—	—	751,287
	$9,844	$751,287	$875,561	$825,383	$2,462,075

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$(557,809)	$(460,680)	$(1,018,489)
Credit Contracts (a)	—	(76,872)	—	(76,872)
Foreign Exchange Contracts (c)	(1,283,914)	—	—	(1,283,914)
	$(1,283,914)	$(634,681)	$(460,680)	$(2,379,275)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$237,401	$237,401
Interest Rate Contracts (a)	(487,825)	(49,328)	—	(1,310,516)	4,653,436	2,805,767
Credit Contracts (a)	—	—	—	(83,445)	—	(83,445)
Foreign Exchange Contracts (b)	—	—	(6,238,571)	—	—	(6,238,571)
	$(487,825)	$(49,328)	$(6,238,571)	$(1,393,961)	$4,890,837	$(3,278,848)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$77,877	$77,877
Interest Rate Contracts (a)	299,231	258,554	—	1,913,060	289,349	2,760,194
Credit Contracts (a)	—	—	—	34,568	—	34,568
Foreign Exchange Contracts (b)	—	—	2,275,855	—	—	2,275,855
	$299,231	$258,554	$2,275,855	$1,947,628	$367,226	$5,148,494

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $546,906,660 and $596,072,081, respectively. Purchases and sales of U.S. Treasury securities aggregated $94,863,360 and $74,145,935, respectively.

For the year ended October 31, 2011, transactions for written options on futures contracts and on interest rates were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	$171,000,000	$181,260
Options written	171,000,030	190,569
Options closed	(342,000,030)	(371,829)
Outstanding, end of period	$—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Fund ("DWS affiliated mutual fund").

Accordingly, for the year ended October 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $67,614, and the amount charged aggregated $1,987,285, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the period from November 1, 2010 through January 31, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) for certain classes as follows:
Class B	1.92%
Class S	.92%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $439,222, of which $35,679 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2011
Class A	$299,455	$68,764
Class B	8,025	1,339
Class C	27,835	5,048
Class S	17,981	3,992
	$353,296	$79,143

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$45,531	$3,272
Class C	317,723	26,558
	$363,254	$29,830

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$849,891	$208,326	.24%
Class B	15,080	3,380	.25%
Class C	105,777	26,541	.25%
	$970,748	$238,247

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $35,561.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $14,241 and $7,758, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $479 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,222, of which $15,418 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,931,491	$61,892,659	11,894,114	$56,013,195
Class B	165,226	795,002	307,167	1,441,985
Class C	2,467,068	11,881,861	2,500,888	11,839,263
Class S	3,398,056	16,344,476	5,272,455	24,966,817
		$90,913,998		$94,261,260
Shares issued to shareholders in reinvestment of distributions
Class A	3,410,344	$16,250,764	3,643,366	$17,104,910
Class B	42,416	202,658	62,413	292,694
Class C	329,845	1,583,120	320,107	1,513,788
Class S	306,328	1,462,374	207,743	979,827
		$19,498,916		$19,891,219
Shares redeemed
Class A	(18,508,622)	$(88,171,452)	(14,109,795)	$(66,425,318)
Class B	(526,841)	(2,527,633)	(911,862)	(4,287,735)
Class C	(2,513,138)	(12,123,181)	(1,935,095)	(9,162,772)
Class S	(4,092,240)	(19,571,651)	(1,590,591)	(7,486,746)
		$(122,393,917)		$(87,362,571)
Net increase (decrease)
Class A	(2,166,787)	$(10,028,029)	1,427,685	$6,692,787
Class B	(319,199)	(1,529,973)	(542,282)	(2,553,056)
Class C	283,775	1,341,800	885,900	4,190,279
Class S	(387,856)	(1,764,801)	3,889,607	18,459,898
		$(11,981,003)		$26,789,908

I. Regulatory Settlements

On March 30, 2010, the Fund received $25,383 as part of a settlement with the SEC by a non-affiliated third party broker. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders of DWS Unconstrained Income Fund and Board of Trustees of DWS Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Unconstrained Income Fund (formerly DWS Strategic Income Fund, a series of DWS Income Trust) (the "Fund"), including the investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income Fund (formerly DWS Strategic Income Fund, a series of DWS Income Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2011

Tax Information (Unaudited)

For corporate shareholders, 2% of the income dividends paid during the Fund's fiscal year ended October 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $37,659, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-adviser's including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS UNCONSTRAINED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$70,995	$0	$8,223	$0
2010	$67,662	$0	$12,514	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$8,223	$285,550	$565,608	$859,381
2010	$12,514	$295,930	$645,807	$954,251

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Unconstrained Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011